Exhibit 32.2

Certification of Chief Financial Officer

under Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. § 1350)

In connection with the quarterly report on Form 10-Q for the quarterly period ended March 31, 2024 of NeuroBo Pharmaceuticals, Inc. (the “Company”)  as filed with the Securities and Exchange Commission (the “Report”), I, Marshall H. Woodworth, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2024	/s/ Marshall H. Woodworth
Chief Financial Officer
(Principal Financial Officer)